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                            M.H. MEYERSON & CO., INC.
                              525 WASHINGTON BLVD.
                              JERSEY CITY, NJ 07310



                                                                January 30, 2003



Mr. John P. Leighton
180 Nassau Blvd.
Garden City, NY  11530


Dear Mr. Leighton:


         Reference is hereby made to the Option Agreement, dated January 14, 2003 (the "Option Agreement"), by and between M.H. MEYERSON & CO., INC. (the "Company") and John P. Leighton.

         In connection with the mutually agreed upon restructuring of the compensation to be paid you by the Company, effective the date hereof the Option Agreement is hereby terminated and of no further force and effect.

         Kindly indicate your agreement with the above by signing the enclosed copy of this letter and returning it to the undersigned.

                                             Sincerely yours,

                                             M.H. MEYERSON & CO., INC.


                                             By:  /s/ Martin H. Meyerson
                                                ------------------------
                                                  Martin H. Meyerson
                                                  Co-Chairman


ACKNOWLEDGED AND AGREED TO AS
OF THE DATE FIRST SET FORTH ABOVE:


/s/ John P. Leighton
--------------------
John P. Leighton